1. Contract ID Code   Page 1 of 2 Pages
AMENDMENT OF SOLICITATION/MODIFICATION
 OF CONTRACT                                       L
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2. Amendment/Modification No.            3. Effective Date
          P00019                               BLK 16C
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4. Requisition/Purchase Reg. No.         5. Proj. No. (If applicable)
       N00024-97-MR-91007                        6-385P-91007
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6. Issued By                 Code N00024 7. Administered By          Code N63124
NAVAL SEA SYSTEMS COMMAND                   SUPSHIP New Orleans
2531 JEFFERSON DAVIS HWY                    New Orleans, LA 70142-5700
ARLINGTON VA 22242-5160
BUYER/SYMBOL: Ms. Melanie Harvey SEA 02225
PHONE: 703/602-3102 ext 229
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8. Name and Address of Contractor             9a. Amendment of Solicitation No.
   (No., street, county, State and ZIP Code)
Avondale Industries, Inc.
Shipyard Division                             9b. Dated (See Item 11)
P.O. Box 50280
New Orleans, LA 70150-1967
                                             10a. Modification of Contract/
                                                  Order No.
                                        [X]       N00024-93-C-2205


                                             10b. Dated (See Item 13)
Cage Code 96204    Facility Code 70876            20 Nov 92
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11. This Item Only Applies to Amendments of Solicitations   [ ]is   [ ]is not
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 2 copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. Accounting and Appropriation Data           (if required)
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
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13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[ ] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
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[ ] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
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[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
                         contract clause B.3. "Options"
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[ ] D. OTHER (Specify type of modification and authority)

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E. IMPORTANT:     Contractor (x) is not, ( ) is required to sign this document and return 2 copies to the issuing office.
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14. Description of Amendment/Modification    (Organize by UCF section headings,
    including solicitation/contract subject matter where feasible.)




                                 See attached.



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
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15A. Name and Title of Signer (Type or print)


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15B. Contractor/Offeror                         15C. Date Signed


    ----------------------------------------
    (Signature of person authorized to sign)
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16A. Name and Title of Contracting Officer (Type or Print)
     Jerry M. Clement
     Contracting Officer
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16B. United States of America                   16C. Date Signed

     By  /s/  JERRY M. CLEMENT                       26 NOV. 1996
       -------------------------------------
        (Signature of Contracting Officer)
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NSN 7540-01-152-8070              30-105            STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.243

Contract N00024-93-C-2205 provides, in part, under Section B.3, Item(s) 0103 through 0411, that "the Government may require the Contractor to furnish items 0103 through 0411 as specified in Section B, for delivery at the time(s) and place(s) and at the applicable price(s) set forth herein. The Option(s) will be exercised, if at all, by written or telegraphic notice from the Contracting Officer sent within the time specified below:"

1. Pursuant to the above provisions, the Government hereby exercises its option for Item 0303 through Item 0312.

2. As a result of the above option exercise, this modification executes and fully funds CLINS 0303AA, 0307AA, and 0310AA.

3. Funding in the amount of $210,883,279.00, which consists of $210,637,399.00 for CLIN 0303AA, $224,093.00 for 0307AA, and $21,787.00 for CLIN 0310AA, is
hereby provided in the attached Financial Accounting Data Sheet to fully fund the effort in CLINS 0303AA, 0307AA, and 0310AA. The Contract Value is increased (exclusive of the administrative modifications issued by the Administrative Contracting Officer) from $1,048,358,419.00 to $1,259,241,698.00.

4. The total amount obligated on this modification is $243,245,279.00 which consists of $210,883,279.00 for the target price/fixed price as appropriate of Items 0303AA, 0307AA, and 0310AA plus $32,362,000.00 for Item 0303AA for payment of compensation adjustment. See the Financial Accounting Data Sheet attached hereto.

5. Except as modified above, all other terms, conditions, and prices of Contract N00024-93-C-2205 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET-NAVY

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1. CONTRACT NUMBER (CRITICAL)           2.SPIN (CRITICAL)            3. MOD (CRITICAL)       4. PR NUMBER

    N0002493-C-2205                                                     P00019                 N0002497MR91007
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5.          6. LINE OF ACCOUNTING
            -----------------------------------------------------------------------------------------------------------------------
            A.             B.               C.         D.     E.        F.      G.    H.          I.      J.      K.
 LIN/SLI        ACRN        APPROPRIATION   SUBHEAD      OBJ    PARM     RFM      SA      AAA       TT      PAA        COST CODE
             (CRITICAL)      (CRITICAL)    (CRITICAL)    CLA                           (CRITICAL)                  ----------------
                                                                                                                   PROJ        PDLI
                                                                                                                   UNIT  MCC   & SUF
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0303/AA
0307/AA
0310/AA
                 AM           17 X 4557      8710       000      SA     385      0      068342     2D     000000   22250  200  0000

0303/AA          AN           17 X 4557      8710       000      SA     385      0      068342     2D     000000   22250  300  0000

0303/AA          AP           17 X 4557      8710       000      SA     385      0      068342     2D     000000   22250  291  0000


                                                                   PAGE 1 OF 1

                                                     NAVY INTERNAL
                         AMOUNT                        USE ONLY
                       (CRITICAL)                     REF DOC/ACRN
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                    $205,642,159.00
                        $224,093.00
                         $21,787.00
                    ---------------
                    $205,888,039.00                  N000240XAF0NDSF

                      $4,995,240.00                  N000240XAF0NDSF

                     $32,362,000.00                  N000240XAF0NDSF
                    ---------------
PAGE TOTAL          $243,245,279.00
                    ---------------
GRAND TOTAL         $243,245,279.00
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PREPARED/AUTHORIZED BY: HENRY W. FITZPATRICK, JR., PMS385P    COMPTROLLER APPROVAL:

 /S/ HENRY W. FITZPATRICK, JR.                                      J.R. WROTEN 703-602-3130x220
                                                                    BY DIRECTION OF
                                                                    CAPT V. H. ACKLEY
                                                               DATE: DEPUTY COMMANDER/COMPTROLLER  11/20/96